                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              Amendment No. 6 to

                        RULE 13e-3 TRANSACTION STATEMENT
                       (Pursuant to Section 13(e) of the
                        Securities Exchange Act of 1934
                           and Rule 13e-3 thereunder)

                            Cable TV Fund 12-B, Ltd.
                            ------------------------
                              (Name of the Issuer)

                    Jones Intercable, Inc. (File No. 0-8947)
                                      and
                  Cable TV Fund 12-B, Ltd. (File No. 0-13807)
                  -------------------------------------------
                      (Name of Person(s) Filing Statement)

                         Limited Partnership Interests
                         -----------------------------
                         (Title of Class of Securities)

                           Elizabeth M. Steele, Esq.
                       Vice President and General Counsel
                             Jones Intercable, Inc.
                             9697 E. Mineral Avenue
                           Englewood, Colorado 80112
                                  (303) 784-8400
            --------------------------------------------------------
            (Name, Address and Telephone Number of Person Authorized
                to Receive Notices and Communications on Behalf
                         of Person(s) Filing Statement)

This statement is filed in connection with (check the appropriate box):

a. The filing of solicitation materials or an information statement _____ subject to Regulation 14A, Regulation 14C or Rule 13e-3(c) under the Securities Exchange Act of 1934.

b.  _____  The filing of a registration statement under the Securities Act of
           1933.

c.  _____  A tender offer.

d.    X    None of the above.
    _____
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THIS TRANSACTION HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF SUCH TRANSACTION NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

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     This Amendment No. 6 to Rule 13e-3 Transaction Statement is being filed pursuant to Rule 13e-3(d)(3) promulgated under the Securities Exchange Act of 1934, as amended, to report the results of the Rule 13e-3 transaction. The amendment is being filed jointly by Cable TV Fund 12-B, Ltd., a Colorado limited partnership, and by Jones Intercable, Inc., a Colorado corporation that is the general partner of Cable TV Fund 12-B, Ltd., to report the closing of the sale of assets of Cable TV Fund 12-B, Ltd. to Jones Intercable, Inc. upon the terms of a Purchase and Sale Agreement dated as of February 22, 1995, as amended as of July 24, 1995, by and between Cable TV Fund 12-B, Ltd. and Jones Intercable, Inc. The sale may be a transaction subject to Rule 13e-3 because it resulted in the sale of a substantial portion of the assets of Cable TV Fund 12-B, Ltd. to Jones Intercable, Inc.

     A vote of the limited partners of Cable TV Fund 12-B, Ltd. was conducted through the mails by Jones Intercable, Inc. The transaction was approved by the holders of 74.8% of the limited partnership interests of Cable TV Fund 12-B, Ltd. The closing of the transaction occurred on October 20, 1995.


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                                   SIGNATURES
                                   ----------

          After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

                              JONES INTERCABLE, INC.,
                              a Colorado corporation


Dated:  October 27, 1995      By:/s/ Robert S. Zinn
                                 -----------------------
                                  Robert S. Zinn
                                  Acting General Counsel


                              CABLE TV FUND 12-B, LTD.,
                              a Colorado limited partnership

                              By: Jones Intercable, Inc.,
                                  a Colorado corporation,
                                  as general partner

Dated:  October 27, 1995      By:/s/ Robert S. Zinn
                                     -----------------------
                                     Robert S. Zinn
                                     Acting General Counsel